UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 15, 2025
Aurinia Pharmaceuticals Inc.
(Exact name of registrant as specified in its charter)

Alberta, Canada	001-36421	98-1231763
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

#140, 14315 – 118 Avenue
Edmonton, Alberta
T5L 4S6
(250) 744-2487
(Address and telephone number of registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Shares, without par value	AUPH	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual general meeting of shareholders of Aurinia Pharmaceuticals Inc. (the "Company") held on May 15, 2025 (the "2025 Meeting"), shareholders of the Company also approved an amended and restated Equity Incentive Plan (the "Plan"). A copy of the Plan is attached as Exhibit 99.1. Descriptions of the material terms and conditions of the Plan are provided in the definitive proxy statement and information circular for the 2025 Meeting, which was filed with the Securities and Exchange Commission on April 17, 2025, and are incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Pursuant to the operation of the Business Corporations Act (Alberta), effective May 15, 2025 the Company's Bylaw No. 2 (the "Bylaws") were amended to provide shareholders of the Company the right to set the number of directors.
The foregoing summary of the Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and incorporated in this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
(a)The Company held the 2025 Meeting virtually on May 15, 2025.
(b)The following proposals were voted upon at the 2025 Meeting and the final voting results with respect to each such proposal are set forth below:
Proposal 1: Based upon the following votes, the shareholders elected Mr. Kevin Tang, Mr. Jeffrey A. Bailey, Ms. Kathy L. Goetz, Mr. Peter Greenleaf, Mr. Craig Johnson and Ms. Tina S. Nova to serve as members of the Company's board of directors until the annual general meeting of shareholders to be held in 2026.

Nominee	For	Withheld	Broker Non-Votes
Mr. Kevin Tang	66,060,648	10,860,057	16,871,274
Mr. Jeffrey A. Bailey	58,403,787	18,516,917	16,871,275
Ms. Kathy L. Goetz	61,844,787	15,075,919	16,871,273
Mr. Peter Greenleaf	59,168,775	17,751,929	16,871,275
Mr. Craig Johnson	61,670,962	15,249,743	16,871,274
Ms. Tina S. Nova	60,967,841	15,952,864	16,871,274
Proposal 2: Based upon the following votes, the shareholders approved the appointment of PricewaterhouseCoopers LLP, Chartered Professional Accountants, as the Company's independent registered public accounting firm until the annual general meeting of shareholders to be held in 2026 or until a successor is appointed.

For	Withhold	Broker Non-Votes
88,332,423	5,459,552	4

Proposal 3: Based upon the following votes, the shareholders approved, on a non-binding advisory basis, a “say on pay” resolution regarding the Company's executive compensation.

For	Against	Abstain	Broker Non-Votes
58,851,313	17,180,345	889,047	16,871,274
Proposal 4: Based upon the following votes, the shareholders approved the Company's Amendment to the Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
48,215,063	28,374,579	331,064	16,871,273

Item 9.01	Financial Statements and Exhibits
(d) Exhibits.

Exhibit No.	Description

3.1	Amended and Restated By-Law No. 2, as amended and currently in effect
99.1	Aurinia Pharmaceuticals Inc. Equity Incentive Plan, as amended and restated as of May 15, 2025
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2025

AURINIA PHARMACEUTICALS INC.

By:	/s/ Stephen P. Robertson
Name:	Stephen P. Robertson
Title:	Executive Vice President, General Counsel, Corporate Secretary and Chief Compliance Officer